                                                                   Exhibit 10.29

                               OPERATING AGREEMENT
                                       OF

                          STRATOSPHERE DEVELOPMENT LLC
                      a Delaware limited-liability company

                                TABLE OF CONTENTS

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
ARTICLE I DEFINITIONS....................................................................................3
ARTICLE II INTRODUCTORY MATTERS..........................................................................5
   2.1      Registered Office............................................................................5
   2.2      Other Offices................................................................................5
   2.3      Registered Agent.............................................................................5
   2.4      Purpose......................................................................................5
   2.5      Powers of the Company........................................................................6
ARTICLE III CAPITAL CONTRIBUTIONS........................................................................7
   3.1      Initial Capital..............................................................................7
   3.2      Capital Account of a Series..................................................................7
   3.3      Special Rules With Respect to the Capital Account of a Series................................7
   3.4      Separate Records.............................................................................8
ARTICLE IV PROFITS AND LOSSES............................................................................8
   4.1      Profits and Losses...........................................................................8
   4.2      Series Separate..............................................................................8
ARTICLE V DISTRIBUTIONS..................................................................................8
   5.1      Operating Distributions......................................................................8
ARTICLE VI MEMBERSHIP....................................................................................8
   6.1      Limitation of Liability......................................................................8
   6.2      Powers of the Member.........................................................................9
   6.3      Election of Officers.........................................................................9
   6.4      Member Approval of Actions by the Officers...................................................9
   6.5      Transfer of Interest........................................................................10
ARTICLE VII DISSOLUTION OF THE COMPANY AND  TERMINATION OF A MEMBER'S INTEREST..........................10
   7.1      Dissolution.................................................................................10
   7.2      Resignation.................................................................................10
   7.3      Distribution on Dissolution and Liquidation.................................................10
ARTICLE VIII INDEMNIFICATION............................................................................11
   8.2      Advance Payment of Expenses.................................................................11
   8.3      Determination of Right to Indemnification...................................................11
   8.4      Assets......................................................................................12
ARTICLE IX MISCELLANEOUS PROVISIONS.....................................................................12
   9.1      Insurance...................................................................................12
   9.2      Amendments..................................................................................12
   9.3      Applicable Law; Jurisdiction................................................................12
   9.4      Interpretation..............................................................................12
   9.5      Counterparts and Facsimile Copies...........................................................12
   9.6      Waivers.....................................................................................13
   9.7      No Third Party Beneficiaries................................................................13


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                               OPERATING AGREEMENT

                                       OF

                          STRATOSPHERE DEVELOPMENT LLC
                      a Delaware limited-liability company



This Operating Agreement ("Agreement") is made and entered into as of the ____ day of _________, 2000, by and among the undersigned, Stratosphere Corporation, which constitutes the Stratosphere member ("Stratosphere Member"), Arizona Charlie's, Inc. which constitutes the Arizona Member ("Arizona Member") and Fresca, LLC, which constitutes the Fresca, LLC Member ("Fresca Member") of Stratosphere Development LLC, a Delaware limited-liability company (the "Company"), and the Company, with reference to the recitals set forth below.

                                 R E C I T A L S

      A. The undersigned Members have caused the Company to be organized pursuant to the provisions of the Act (as defined below); and

      B. The Members and the Company desire by this Agreement to set forth their agreement as to the relationship between them and as to the conduct of the business and the affairs of the Company and its separate Series.

THEREFORE, in consideration of the mutual covenants, agreements and promises made herein, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      Act. "Act" shall mean the Delaware Limited Liability Company Act.

      Affiliate. "Affiliate" means with respect to a specified Person, any other Person who or which is (a) a principal of the specified Person, (b) directly or indirectly controlling, controlled by or under common control with the specified Person, or (c) any member, director, officer, manager, relative or spouse of the specified Person. For purposes of this definition, "control", "controlling", "controlled" mean the right to exercise, directly or indirectly, more than fifty percent of the voting power of the stockholders, members or owners and, with respect to any individual, partnership, trust or other entity or association, or the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.


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      Agreement. "Agreement" means this Operating Agreement, as amended from time to time.

      Certificate. "Certificate" means the Certification of Formation of the Company as filed with the Secretary of the State of Delaware, as amended from time to time.

      Capital Accounts. "Capital Accounts" means the respective capital account maintained for each of the Stratosphere Member, Arizona Member and Fresca Member in accordance with this Agreement and the applicable provisions of the Code.

      Capital Contribution. "Capital Contribution" means the total amount of cash and the agreed fair market value (net of liabilities) of any property contributed at any time to the capital of a Series of the Company by the Member who is the Member associated with such Series.

      Cash Available for Distribution. "Cash Available For Distribution" in respect of a Series means an amount equal to the total cash revenues generated by or received from the operations of that Series (including proceeds from the sale of assets for the refinancing of any loan attributable to that Series) which is available in the accounts of the Series less (i) payments on indebtedness applicable to that Series (including, without limitation, principal and accrued but unpaid interest, and including loans or advances by the Member associated with that Series), (ii) payments for operating expenses, capital improvements, replacements and all other cash expenditures incurred incident to the normal operation of the business applicable to that Series, and for legal, accounting, brokerage or similar service fees relating to that Series and (iii) reasonable reserves in respect of that Series established by the Member associated with that Series, based on an assessment of the needs of the business and operations relating to set aside or allocated for working capital, the payment of debt service, taxes, insurance and other anticipated costs and expenses incident to the ownership and operation of the business relating to that Series.

      Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any corresponding United States federal tax statute enacted after the date of this Agreement. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any United States federal tax statute enacted after the date of this Agreement, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Agreement containing such reference.

      Covered Person. "Covered Person" of a Series means (a) the Member or any Affiliate of the Member associated with that Series, (b) any officers, directors, stockholders, members, partners, employees, representatives or agents of the Member, (c) any office, employee, representative or agent of the Company acting in furtherance of the business of that Series or its Affiliates, or (d) any Person who was, at the time of the act or omission in question, a Person described in any of the preceding clauses (a) through (c).


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      Fiscal Year. "Fiscal Year" means that calendar year.

      Interest. "Interest" means, the entire ownership interest with respect to each Series of the Member related to such Series, including the right of the Member to any and all benefits to which a member may be entitled as provided under the Act and this Agreement.

      Person. "Person" means a natural person, any form of business or social organization and any other non-governmental legal entity including, but not limited to, a corporation, partnership, association, trust, unincorporated organization, estate or limited-liability company.

      Records Office. "Records Office" means an office of the Company in Nevada, which may but need not be a place of its business, at which it shall keep all records identified in NRS Section 86.241, except that none of the lists required to be maintained pursuant to NRS Section 86.241 need be maintained in alphabetical order, nor shall the Company be required to maintain at its Records Office copies of powers of attorney except those relating to the execution of the Articles and this Agreement.

      Secretary of State. "Secretary of State" means the office of the Delaware Secretary of State.

      Series. "Series" means one of three Series of interests: the Stratosphere Series to which the Stratosphere Member is associated, the Arizona Series to which the Arizona Member is associated and the Fresca Series to which the Fresca Member is associated.

                                   ARTICLE II

                              INTRODUCTORY MATTERS

      2.1 Registered Office. The registered office of the Company in the State of Delaware is located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

      2.2 Other Offices. The Company may establish and maintain other offices at any time and at any place or places as the Members may designate or as the business of the Company may require.

      2.3 Registered Agent. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

      2.4 Purpose. The Company is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed and engaging


                                       5
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in any and all activities necessary or incidental to the foregoing. Each Series may have a similar or separate business purpose from each other Series.

      2.5 Powers of the Company. A Member associated with a Series, shall have the power and authority to take any and all actions necessary, appropriate, advisable, convenient or incidental to or for the furtherance of the purpose set forth in Section 2.4, including, but not limited to, the power and authority to:

            (a) borrow money and issue evidence of indebtedness, and to secure the same by a mortgage, pledge or other lien on any or all of the assets of such Series;

            (b) conduct its business and operations in any state, territory, district or possession of the United States or in any foreign country that may be necessary or convenient to the accomplishment of the purpose of the Company and/or the Series;

            (c) acquire, by purchase, lease, contribution of property or otherwise, and own hold, maintain, finance, improve, lease, sell, convey, mortgage, transfer, demolish or dispose of any real or personal property that may be necessary, convenient or incidental to the accomplishment of the purpose of the Company and that Series.

            (d) enter into, perform and carry out contracts of any kind, including without limitation, contracts with any Member or any Affiliate that are necessary to, in connection with, convenient to, or incidental to the accomplishment of the purpose of the Company and or such Series.

            (e) purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign entities;

            (f) lend money for any proper purpose, invest and reinvest its funds and take and hold real and personal property for the payment of funds so loaned or invested;

            (g) sue and be sued, complain and defend and participate in administrative or other proceedings, in its name;

            (h) appoint employees, agents and officers of the Company and/or of the Series, and define their duties and fix their compensation to be paid from such Series;

            (i) indemnify any person or entity and obtain any and all types of insurance;

            (j) cease its activities and cancel its insurance;


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
      (k) negotiate, enter into, renegotiate, extend, renew, terminate, modify, amend, waiver, execute, acknowledge or take any other action with respect to any lease, contract or security agreement in respect of any assets of the Series.

      (l) pay, collect, compromise, litigate, arbitrate or otherwise adjust or settle any and all other claims or demands of or against the Company or in respect of such Series or hold such proceeds against the payment of contingent liabilities; and

      (m) make, execute, acknowledge and file any and all documents or instruments necessary, convenient or incidental to the accomplishment of the purpose of the Company or such Series.

                                  ARTICLE III

                              CAPITAL CONTRIBUTIONS

      3.1 Initial Capital. The initial capital of a Series shall be the Capital Contribution of the Member associated with that Series, such Capital Contribution made in exchange for a 100% ownership and profits interest in such Series and only in such Series. The Member is not required to make any additional Capital Contributions.

      3.2 Capital Account of a Series. The Capital Account of a Series shall be established on the Company's books representing the Member associated with that Series' Capital Contributions to the Company. The Capital Account of a Series of the Member associated with such Series shall be credited with the amount of its Capital Contribution and any such subsequent Capital Contributions made by such Member upon receipt thereof by the Company.

      3.3 Special Rules With Respect to the Capital Account of a Series.

            (a) Consideration of Code. Notwithstanding any other provision of this Agreement, the Capital Account of a Series shall be maintained and adjusted in accordance with the Code and the Treasury regulations including Treasury Regulations Section 1.704-1(b)(2)(iv).

            (b) Time of Adjustment. For purposes of computing the balance in the Capital Account of a Series, no credit shall be given for any Capital Contribution which the Member is to make until such Capital Contribution is actually received with respect of such Series.

            (c) Intent to Comply with Treasury Regulations. All provisions of this Agreement relating to the maintenance of the Capital Account of a Series are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Treasury Regulations. The applicable Member shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704-1(b).

      3.4 Separate Records. Separate and distinct records shall be maintained for each Series. The Assets Associated with each Series shall be held and accounted for separately from the other assets of the other Series.

                                   ARTICLE IV

                               PROFITS AND LOSSES

      4.1 Profits and Losses. Profits and losses in respect of a Series for any Fiscal Year shall be allocated and credited to the Capital Account of each Series.

      4.2 Series Separate. The debts, liabilities and obligations incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Company generally or any other Series hereof.

                                   ARTICLE V

                                  DISTRIBUTIONS

      5.1 Operating Distributions. Subject to Section 5.2, the Cash Available For Distribution in respect of a Series shall, at such times as the Member associated with such Series deems advisable, be distributed to such Member associated with the Series.

                                   ARTICLE VI

                                   MEMBERSHIP

      6.1 Limitation of Liability. In addition to the procurence of Section 4.3 hereof, no Member shall not be individually liable under a judgment, decree or order of a court, or in any other manner, for a debt, obligation or liability of the Company or of any Series except as provided by law or in an agreement signed by such Member. No Member shall be required to loan any funds to the Company or in respect of any Series nor shall a Member be required to make any contribution to the Company in respect of any Series, nor shall the Member be subject to any liability to the Company or other Member or any third party, as a result of the Member's negative Capital Account balance in respect of a Series. However, nothing in this Agreement shall prevent the Member from making secured or unsecured loans to the Company with respect of a Series.

      6.2 Powers of the Member. Each Member associated with a Series as it relates to such Series shall have full, exclusive and complete discretion to manage and control the business and affairs of the Company as it relates to such Series, to make all decisions affecting the business and affairs of the Company as it relates to such Series and to take all such actions as it deems necessary, appropriate or convenient to or for the furtherance of the purpose of the Company as it relates to such Series, including, without limitation, the power and authority to execute all documents and instruments, perform all duties and powers, and do all things on behalf of the Company as it relates to such Series in all matters necessary, desirable, convenient or incidental to the purpose of the Company as it relates to such Series or to delegate to any other Person (including officers) such power, authority and duties. The Member is an agent of the Company's business and the actions of the Member taken in such capacity and in accordance with this Agreement shall bind the Company with respect of the Series to which such Member is associated. The Member shall be the sole Person with the power to bind the Company in respect of the Series to which such Member is associated except and to the extent that such power is expressly delegated to another Person by the Member in this Agreement or in writing or by oral communication, and such delegation shall not cause the Member to cease to be the Member. There shall not be a "manager" (within the meaning of the Act) of the Company.

      6.3 Election of Officers. Members may from time to time appoint any individuals as officers with such titles as the Members may deem appropriate. The initial officer will be: Albo J. Antenucci, Jr., as President. Such officers shall serve until their successors are duly appointed or until their earlier removal or resignation. Any officer appointed by the Member may be removed at any time by the Member and any vacancy in any officer shall be filled by the Member.

      6.4 Member Approval of Actions by the Officers. Unless otherwise required by this Agreement, actions and consents of the Members may be communicated or reflected orally, electronically or in writing, and no action need be taken at a formal meeting. Notwithstanding any other provision of this Agreement, no officer shall cause or commit the Company or any Series to do any of the following without the express written consent of the Member associated with the Series with respect to which the action is being taken:

            (a) appoint and remove any other officer;

            (b) appoint a liquidator upon dissolution;

            (c) determine indemnification rights as set forth in this Agreement;

            (d) sell all or substantially all of the assets of the Company or of any Series;

            (e) create any lien, mortgage, pledge or other security interest on the assets of the Company or of any Series or securing indebtedness of any third party whether or not for the benefit of the Company or any Series;

            (f) change the principal office of the Company or establish any subsidiary offices of the Company;


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
            (g) commence a voluntary case under any bankruptcy, insolvency or similar law by the Company or any Series;

            (h) adopt any employee benefit, profit sharing, incentive, bonus, pension, retirement or option plans; and

            (i) any action requiring the approval of the Member under the Act.

      6.5 Transfer of Interest. The Interest of the Member is personal property, and such Interest may be transferred or assigned, in whole or in part, in the sole discretion of the Member.

                                  ARTICLE VII

                         DISSOLUTION OF THE COMPANY AND
                       TERMINATION OF A MEMBER'S INTEREST

      7.1 Dissolution. The Company shall be dissolved and its affairs wound up when all of the Series have been terminated in accordance with the Act.

      7.2 Resignation. The Member may resign or withdraw as a Member associated with a Series before the dissolution and winding up of the Company. Subject to applicable law, if the Member resigns or withdraws, the Member will be entitled to receive, within a reasonable time after resignation or withdrawal, such consideration for the Interest with the Series as the Member shall determine in its sole discretion.

      7.3 Distribution on Dissolution and Liquidation. In the event of the dissolution of the Company for any reason (including the Company's liquidation within the meaning of Treasury Regulation 1.704-1(b)(2)(ii)(g)) or of a Series the business of the Company or of a Series shall be continued to the extent necessary to allow an orderly winding up of its affairs, including the liquidation and termination of the Company or of the Series pursuant to the provisions of this Section 7.3 as promptly as practicable thereafter, and each of the following shall be accomplished:

            (a) the Member associated with a Series shall elect or appoint a liquidator for such Series;

            (b) the liquidator shall cause to be prepared a statement setting forth the assets and liabilities of the Series as of the date of dissolution, a copy of which statement shall be furnished to the Member associated with the Series;

            (c) the assets of a Series shall be liquidated by the liquidator as promptly as possible, but in an orderly and businesslike manner; the liquidator may, in the exercise of its business judgment, determine not to sell all or any portion of the assets,


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in which event such assets shall be distributed in kind based upon the fair market value as of the date of such distribution;

            (d) any profits or losses realized with respect to a Series upon the sale of its assets shall be recognized and allocated to the Member associated with such Series;

            (e) the proceeds of sale and all other assets of the Series shall be applied and distributed as follows and in the following order of priority:

                  (i) to the expenses of liquidation;

                  (ii) to the payment of the debts and liabilities of the Series;

                  (iii) to the setting up of any reserves which the liquidator shall determine to be reasonably necessary for contingent, unliquidated or unforeseen liabilities or obligations of the Series or the Member associated with the Series arising out of or in connection with the Series. Such reserves shall be held by the liquidator or paid over to a bank or title company selected by it, to be held by such bank or title company as escrow holder or liquidator for the purposes of disbursing such reserves to satisfy the liabilities and obligations described above; and

                  (iv) the balance (including amounts released from any unnecessary reserves set up pursuant to Section 7.3(e)(iii)), if any, to the Member associated with the Series.

                                  ARTICLE VIII

                                 INDEMNIFICATION

      8.1 Indemnification. Each Series shall indemnify each Covered Person to the fullest extent permitted by law.

      8.2 Advance Payment of Expenses. The expenses of the Member and/or Officers incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Series with which the Member and/or Officer is associated as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the Member to repay the amount if it is ultimately determined by a court of competent jurisdiction that the Member is not entitled to be indemnified by the Series.

      8.3 Determination of Right to Indemnification. Any indemnification under
Section 8.1, unless ordered by a court or advanced pursuant to Section 8.2 above, must be made by the Series only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances. The determination must be made by the Member associated with the Series or


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      8.4 Assets. Any indemnification under this Article VIII shall be satisfied solely out of the assets of the Series involved.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

      9.1 Insurance. A Member associated with a Series may purchase and maintain insurance, to the extent and in such amounts as the Member shall, in its sole discretion, deem reasonable, on behalf of Covered Persons of such Series and such other Persons as the Member shall determine, against any liability that may be asserted against or expenses that may be incurred by any such Person in connection with the activities of such Series.

      9.2 Amendments. This Agreement may be amended only by a writing signed by each Member, provided, however, that any amendments related solely to a Series may be effected by a writing signed by the Member associated with that Series.

      9.3 Applicable Law; Jurisdiction. This Agreement, and the rights and obligations of the parties hereto, shall be interpreted and enforced in accordance with and governed by the laws of the State of Delaware without regard to the conflict laws of that State.

      9.4 Interpretation. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provisions contained herein. In the interpretation of this Agreement, the singular may be read as the plural, and vice versa, the neuter gender as the masculine or feminine, and vice versa, and the future tense as the past or present, and vice versa, all interchangeably as the context may require in order to fully effectuate the intent of the parties and the transactions contemplated herein. Syntax shall yield to the substance of the terms and provisions hereof.

      9.5 Counterparts and Facsimile Copies. Facsimile copies of this Agreement, any counterpart of this Agreement or any approval or written consent of the Member, and facsimile signatures hereon or thereon, shall have the same force and effect as originals.

      9.6 Waivers. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, and n waiver shall be binding unless evidenced by an instrument in writing and executed by the party making the waiver.

      9.7 No Third Party Beneficiaries. This Agreement is made solely among and for the benefit of the Members and the Company and their respective successors and assigns, and no other Person shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.


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                           [signature page to follow]

      IN WITNESS WHEREOF, this Agreement was executed as of the date first-above written.

                                            MEMBER and STRATOSPHERE
                                            DEVELOPMENT LLC, a Delaware
                                            limited-liability company

                                            STRATOSPHERE CORPORATION


                                            By: /s/ William F. Bischoff
                                                --------------------------------
                                            Name:  William F. Bischoff
                                            Title: Sr. V.P./CFO

                                            MEMBER and STRATOSPHERE
                                            DEVELOPMENT LLC, a Delaware
                                            limited-liability company

                                            ARIZONA CHARLIES INC.


                                            By: /s/ Ron Lurie
                                                --------------------------------
                                            Name:  Ron Lurie
                                            Title: Executive V.P./G.M.


                                            MEMBER and STRATOSPHERE
                                            DEVELOPMENT LLC, a Delaware
                                            limited-liability company

                                            FRESCA LLC


                                            By: /s/ Don Joshua
                                                --------------------------------
                                            Name:  Don Joshua
                                            Title: Executive V.P./G.M.